MITSUI TRANSACTION	12 Months Ended
Dec. 31, 2022
Disclosure Of Mitsui Transaction [Abstract]
MITSUI TRANSACTION [Text Block]

27. MITSUI TRANSACTION

On December 19, 2022, the Company signed agreements with Mitsui & Co. (U.S.A.) Inc. ("Mitsui") to form a strategic partnership to develop the Company's Florence Copper project (the "Project"). Mitsui has committed to an initial investment of US$50 million conditional on receipt of the final Underground Injection Control permit from the Environmental Protection Agency, with proceeds to be used for construction of the commercial production facility. The initial investment will be in the form of a copper stream agreement (the "Copper Stream") on 2.67% of the copper produced at Florence Copper and Mitsui to pay a delivery price equal to 25% of the market price of copper delivered under the contract.

In addition, Mitsui has acquired an option to invest an additional US$50 million for a 10% equity interest in Florence Copper (the "Equity Option"). The Equity Option is exercisable by Mitsui at any time up to three-years following completion of construction of the commercial production facility. If Mitsui elects to exercise its Equity Option, the Copper Stream will terminate. If the Equity Option is not exercised by Mitsui by its expiry date, the Company will have the right to buy-back 100% of the Copper Stream, otherwise, it will terminate when 40 million pounds of copper have been delivered under the agreement.

As part of the arrangement, Taseko and Mitsui have entered into an offtake contract for 81% of the copper cathode produced at Florence during the initial years of production. The initial offtake agreement will cease and be replaced with a marketing agency agreement if the Equity Option is exercised by Mitsui. . Mitsui's offtake entitlement would also reduce to 30% if the Equity Option is not exercised by its expiry date until the Copper Stream deposit has been reduced to nil.